---------------------------
                          The latest report from your
                             Fund's management team
                          ---------------------------


                                 ANNUAL REPORT
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



                                 Bank and Thrift
                                  Opportunity
                                      Fund


                                OCTOBER 31, 2000



                              [LOGO] John Hancock
                              -------------------
                              JOHN HANCOCK FUNDS

                      --------------------------------------
                                    TRUSTEES
                                Stephen L. Brown
                                James F. Carlin*
                             William H. Cunningham
                                Ronald R. Dion*
                                Maureen R. Ford
                               Charles L. Ladner
                             Steven R. Pruchansky*
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                                Stephen L. Brown
                                    Chairman
                                Maureen R. Ford
                          Vice Chairman, President and
                            Chief Executive Officer
                               William L. Braman
                          Executive Vice President and
                            Chief Investment Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                         CUSTODIAN, TRANSFER AGENT AND
                               DIVIDEND DISBURSER
                       State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                              200 Berkeley Street
                          Boston, Massachusetts 02116

                   Listed New York Stock Exchange Symbol: BTO
                           For Shareholder Assistance
                                Refer to Page 17
                   ---------------------------------------------

=================================CEO CORNER=====================================

DEAR FELLOW SHAREHOLDERS:


After providing investors with sky-high returns for the last five years, the financial markets have brought investors back down to earth in 2000. Rising interest rates and oil prices, the prospects of a slowing economy and earnings fears all caught up with pricey growth stocks - technology in particular. A dramatic plunge in the spring and again in the fall caused the major indexes to end October in negative territory for the year to date. The tech-heavy NASDAQ Composite Index was hardest hit, returning -17.19% year to date through October.

But there is a silver lining. Investors have finally turned their attention to broader swaths of the market, including old economy stocks in sectors like financials, health care and energy, that combined both strong fundamentals and more attractive valuation levels. Since April, less expensive value stocks have outperformed growth stocks.

--------------------------------------------------------------------------------
[A 1 " x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

Bonds also began to make a comeback as the year progressed and investors grew more confident that the series of Fed rate hikes might be coming to an end. Pockets of strength have emerged there, including municipal bonds and longer-maturity Treasury bonds. The 30-year bond, for instance, returned 13.53% year to date through October.

The market's shifts in leadership so far this year highlight one of the key investment tenets that we can't emphasize enough: investing should be a marathon, not a sprint. If your portfolio is diversified and you have an up-to-date financial plan crafted with an investment professional to meet your goals, it becomes easier to ride out the market's short-term ups and downs. It could also provide you with a greater chance of success over time.

Sincerely,

/s/Maureen R. Ford
------------------
MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

================================================================================

         By James K. Schmidt, CFA, Portfolio Management Team Leader, and
             Thomas Finucane and Thomas Goggins, Portfolio Managers

                             John Hancock Bank and
                            Thrift Opportunity Fund

               Environment turns favorable for financial stocks;
               -------------------------------------------------
                            regional banks still lag
                            ------------------------

The last 12 months broke down into two distinct periods for financial stocks. From the start of the fiscal year last November into the spring, financial stocks were decidedly out of favor, hurt by rising interest rates and investors' tunnel-vision focus on richly valued, red-hot technology stocks. The picture changed dramatically in early March when technology stocks began a swoon that has lasted through October. Reverting to a more rational mode, investors sought out stocks with valuations that at least bore some connection to earnings prospects. Financial stocks were beneficiaries of this important market shift. The interest-rate-sensitive group was further bolstered in May by the perception that the Federal Reserve was nearing the end of its tightening cycle. Another boost came in a summer wave of merger activity. As these positive trends continued, the S&P Financial Index rose 16.30% for the year ending October 31, 2000, far surpassing the broader stock market.

         Bank stocks, however, were the weakest link in the financial sector over the last 12 months. Their rebound was curtailed both in June and again in October by news of earnings shortfalls and increases in non-performing loans. In contrast to the S&P Financial Index's 2000 results, the S&P Regional Bank Index lost ground, returning -1.43%.

Fund performance

Although the Fund ended on a high note, rebounding sharply - by 18% - in the second half of the fiscal year, the upswing was not enough to overcome the losses in the first half, when bank stocks fell to historically low levels. As a result, John Hancock Bank and Thrift Opportunity Fund posted a total return of

--------------------------------------------------------------------------------
[A 3" x 3" photo at bottom right side of page of John Hancock Bank and Thrift Opportunity Fund. Caption below reads "Fund management team members. Standing (l-r): Jay McKelvey, Lisa Welch and Tom Finucane. Seated (l-r): Jim Schmidt and Tom Goggins."]
--------------------------------------------------------------------------------

"Because the Fund's primary focus is on regional banks, our results lagged the group..."

================================================================================

             John Hancock Funds - Bank and Thrift Opportunity Fund


"...we still anticipate average 2001 bank earnings growth to be about 8% higher than this year's."

--------------------------------------------------------------------------------
[Table at top left-hand column entitled "Top Five Stock Holdings." The first listing is BB&T 3.5%, the second is National Commerce Bancorp. 3.5%, the third Wells Fargo 3.2%, the fourth Summit Bancorp. 3.2% and the fifth PNC Bank 3.0%. A note below the table reads "As a percentage of net assets on October 31, 2000."]
--------------------------------------------------------------------------------

-8.38% at net asset value for the year ended October 31, 2000. In the same period the average open-end financial services fund returned 12.33%, according to Lipper, Inc.

Regional bank focus hurts Fund

Because the Fund's primary focus is on regional banks, our results lagged the group of Lipper open-end financial services funds, many of which invested in the better-performing securities brokers, asset managers and larger diversified financial firms. Although the majority of our holdings posted earnings results in line with our expectations, we did experience earnings shortfalls in some instances. The problems either stemmed from an increase in bad loans - at such banks as SunTrust Banks, Inc., First Union Corp. and Pacific Century Financial Inc. - or from merger integration issues, which bedeviled Bank One Corp., First Union Corp., U.S. Bancorp., AmSouth Bancorp. and Centura Banks. Finally, since we typically invest in the more

--------------------------------------------------------------------------------
[Table at bottom of left-hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Financial Institutions followed by an up arrow with the phrase "Community bank is rewarded for stalwart performance." The second listing is First Charter followed by a down arrow with the phrase "North Carolina regional encounters merger-related setbacks." The third listing is Wilmington Trust followed by a down arrow with the phrase "Earnings disappointments mar stock." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

"traditional" banks, we were underweight in those that generate mostly fee revenue from investment and processing activities.

A word about asset quality

Since the early 1990s, banks operating in the United States have benefited from an expanding economy and a favorable lending environment that have kept the level of non-performing assets extremely low by historical standards. Therefore, it's not surprising that a slowing economy - the result of the Fed's interest-rate hikes - has caused a pickup in problem loans recently. Even with the increase, however, the level of problem loans still remains low at 0.83% of total assets, as measured by the Keefe Bank Composite. The area experiencing much of the deteriorating credit quality is syndicated loans - large loans, shared among a consortium of banks, made to companies that are typically rated below investment grade. In particular, loans booked in 1997 and early 1998 - when lending terms were more flexible and the market was more receptive than it is today to considering marginal credits - are vulnerable. While the non-performing loan rate could rise some more, we anticipate that it should remain at a low level (below 1% of total assets) and that the banking industry is establishing adequate loan loss reserves. On an ongoing basis, our team carefully scrutinizes the credit risks and prospects of our banks.

Fundamentals better than market thinks

Even with an increase in non-performing assets, a slowdown in loan growth and some compression of net interest margins, we still anticipate average 2001 bank earnings growth to be about 8% higher than this year's. Although this rate is slower than the unsustainable level of the past

================================================================================

             John Hancock Funds - Bank and Thrift Opportunity Fund


--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended October 31, 2000." The chart is scaled in increments of 5% with -10% at the bottom and 15% at the top. The first bar represents the -8.38% total return for John Hancock Bank and Thrift Opportunity Fund . The second bar represents the 12.33% total return for Average open-end financial services fund. A note below the chart reads "Total returns for John Hancock Bank and Thrift Opportunity Fund are at net asset value with all distributions reinvested. The average open-end financial services fund is tracked by Lipper, Inc."]
--------------------------------------------------------------------------------

five years, it is better than the performance of the stocks would indicate. We are particularly encouraged that interest rates appear to have stabilized.

Mergers still a trend

The trend of industry consolidation is still alive and well, although, as we have discussed in past reports, the level of activity will always depend on market conditions. For much of 2000, merger activity has been slow because banks have resisted being sold at price levels lower than they were two years ago. What's more, investors still remember several of the headline mergers of 1997 and 1998 that have not lived up to expectations, primarily because of the high acquisition costs. Recently, there has been a resurgence, with FleetBoston Financial's announced purchase of Summit Bank and Firstar's acquisition of U.S. Bancorp. Both of these transactions were priced at more realistic levels, thus boosting the chances of success. We could see more consolidation as banks, struggling to increase revenues, may use mergers as a means of improving profits through gained operating efficiencies.

Basic strategy intact

Throughout the year, we maintained our long-term strategy of owning regional banks that can produce reliable earnings growth and also have the potential to benefit from industry consolidation. We cut back on the larger, more liquid and higher-priced regionals such as Wells Fargo and Firstar in favor of Zions Bancorp, Cascade Bancorp. and Independent Bank Corp. We also sold some of the smaller thrifts in which we had minimal stakes, since their impact on the portfolio was minor and we wanted less exposure to these very rate-sensitive businesses.

Bank stocks remain compelling

We are encouraged by the recent turn of events for bank stocks. Even though further asset- quality announcements could roil the group, there are several factors working in our favor. Interest rates have stabilized, and could even begin to come down as the economy slows, and the prospects for further merger activity are good. It appears that the Federal Reserve may have achieved the sought-after "soft landing" - slowing the economy enough to prevent inflation but not cause a recession. This not-too-fast, not-too-slow environment is ideal for bank results. Furthermore, while bank earnings have indeed slowed, the situation is not as negative as the market has reflected to date. That means bank stock valuations remain compelling, with room to keep moving up.


--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.


"We are encouraged by the recent turn of events for bank stocks."

=============================FINANCIAL STATEMENTS===============================

             John Hancock Funds - Bank and Thrift Opportunity Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 2000. You'll also find the net asset value for each common share as of that date.

Statement of Assets and Liabilities
October 31, 2000
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Common stocks and warrants
   (cost - $382,634,150)......................................    $729,892,413
  Preferred stocks (cost - $8,691,000) .......................       8,014,125
  Bonds (cost - $12,118,420) .................................      11,179,600
  Short-term investments (cost - $85,864,522) ................      85,864,522
                                                                --------------
                                                                   834,950,660
 Cash ........................................................             889
 Receivable for investments sold .............................       2,142,353
 Interest receivable .........................................         285,059
 Dividends receivable ........................................       1,506,413
 Other assets ................................................         150,842
                                                                --------------
                              Total Assets ...................     839,036,216
                              ------------------------------------------------
Liabilities:
 Payable for securities on loan - Note A .....................      33,839,210
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ....................................         638,927
 Accounts payable and accrued expenses .......................         292,023
                                                                --------------
                              Total Liabilities ..............      34,770,160
                              ------------------------------------------------
Net Assets:
 Capital paid-in .............................................     396,954,066
 Accumulated net realized gain on investments ................      47,447,140
 Net unrealized appreciation of investments ..................     345,642,568
 Undistributed net investment income .........................      14,222,282
                                                                --------------
                              Net Assets .....................    $804,266,056
                              ================================================

Net Asset Value Per Share:
 (Based on 84,400,000 shares of beneficial interest
  outstanding - unlimited number of shares authorized
  with no par value) .........................................           $9.53
  ============================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 2000
--------------------------------------------------------------------------------

Investment Income:
 Dividends (including $381,841 received from
  affiliated issuers and net of foreign withholding
  taxes of $22,792) ..........................................     $24,220,743
 Interest (including income on securities loaned of $47,993) .       2,920,051
                                                                --------------
                                                                    27,140,794
                                                                --------------
 Expenses:
  Investment management fee - Note B .........................       8,552,893
  Administration fee - Note B ................................       1,859,325
  Printing ...................................................         177,649
  Custodian fee ..............................................         135,228
  New York Stock Exchange fee ................................          71,692
  Transfer agent fee .........................................          41,292
  Miscellaneous ..............................................          39,819
  Trustees' fees .............................................          38,587
  Auditing fee ...............................................          36,450
  Legal fees .................................................           9,457
                                                                --------------
                              Total Expenses .................      10,962,392
                              ------------------------------------------------
                              Net Investment Income ..........      16,178,402
                              ------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments sold
  (including net realized gain of $1,092,534
  on sales of investments in affiliated issuers) .............      47,465,751
 Change in net unrealized appreciation (depreciation)
  of investments .............................................    (155,138,023)
                                                                --------------
                              Net Realized and Unrealized
                              Loss on Investments ............    (107,672,272)
                              ------------------------------------------------
                              Net Decrease in Net Assets
                              Resulting from Operations ......    ($91,493,870)
                              ================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

             John Hancock Funds - Bank and Thrift Opportunity Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                   YEAR ENDED OCTOBER 31,
                                                                                       ---------------------------------------------
                                                                                              1999                       2000
                                                                                       -------------------       -------------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income ...............................................................     $12,461,676               $16,178,402
 Net realized gain on investments sold ...............................................      46,611,110                47,465,751
 Change in net unrealized appreciation (depreciation) of investments .................     (17,505,982)             (155,138,023)
                                                                                        --------------             -------------
  Net Increase (Decrease) in Net Assets Resulting from Operations ....................      41,566,804               (91,493,870)
                                                                                        --------------             -------------
Distributions to Shareholders:
 Dividends from net investment income ($0.1425 and $0.1475 per share, respectively) ..     (12,581,633)              (12,448,352)
 Distributions from net realized gain on investments sold ($0.1691 and $0.5526 per
  share, respectively) ...............................................................     (14,929,632)              (46,637,752)
                                                                                        --------------             -------------
  Total Distributions to Shareholders ................................................     (27,511,265)              (59,086,104)
                                                                                        --------------             -------------
From Fund Share Transactions - Net: * ................................................     (37,853,304)                    -
                                                                                        --------------             -------------
Net Assets:
 Beginning of period .................................................................     978,643,795               954,846,030
                                                                                        --------------             -------------
 End of period (including undistributed net investment income
 of $10,489,688 and $14,222,282, respectively) .......................................    $954,846,030              $804,266,056
                                                                                        ==============             =============

* Analysis of Common Shareholder Transactions:

                                                                                          YEAR ENDED OCTOBER 31,
                                                                      --------------------------------------------------------------
                                                                                  1999                             2000
                                                                      ---------------------------      -----------------------------
                                                                         SHARES         AMOUNT            SHARES           AMOUNT
                                                                      -----------    ------------      ------------    -------------

 Shares outstanding, beginning of period ...........................   88,359,000    $434,820,311       84,400,000     $396,962,340
 Less shares repurchased ...........................................   (3,959,000)    (37,853,304)           -               -
 Reclassification of capital accounts ..............................        -              (4,667)           -               (8,274)
                                                                     ------------  --------------     ------------   --------------
Shares outstanding, end of period ..................................   84,400,000    $396,962,340       84,400,000     $396,954,066
                                                                     ============  ==============     ============   ==============


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares repurchased during the last two periods, along with the corresponding dollar value.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       7

=============================FINANCIAL STATEMENTS===============================

             John Hancock Funds - Bank and Thrift Opportunity Fund


Financial  Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------------------
                                                                1996(1)        1997(1)         1998(1)        1999          2000
                                                              ----------     -----------     -----------   ----------    -----------

Per Share Operating Performance
 Net Asset Value, Beginning of Period ........................   $6.62          $7.83           $12.01       $11.08        $11.31
                                                              --------       --------         --------     --------      --------
 Net Investment Income(2) ....................................    0.14           0.14             0.14         0.14          0.19
 Net Realized and Unrealized Gain (Loss) on Investments ......    1.64           4.08             0.67         0.40         (1.27)
                                                              --------       --------         --------     --------      --------
  Total from Investment Operations ...........................    1.78           4.22             0.81         0.54         (1.08)
                                                              --------       --------         --------     --------      --------

 Less Distributions:
 Dividends from Net Investment Income ........................   (0.23)         (0.03)           (0.14)       (0.14)        (0.15)
 Distributions from Net Realized Gain on Investments Sold ....   (0.38)         (0.03)           (1.60)       (0.17)        (0.55)
                                                              --------       --------         --------     --------      --------
  Total Distributions ........................................   (0.61)         (0.06)           (1.74)       (0.31)        (0.70)
                                                              --------       --------         --------     --------      --------
 Increase due to Purchase of Bank and Thrift Opportunity
  Fund Stock at less than Net Asset Value ....................    0.04           0.02               -            -            -
                                                              --------       --------         --------     --------      --------
 Net Asset Value, End of Period ..............................   $7.83         $12.01           $11.08       $11.31         $9.53
                                                              ========       ========         ========     ========      ========
 Per Share Market Value, End of Period .......................   $6.75         $10.64           $11.69        $9.50         $7.81
                                                              ========       ========         ========     ========      ========
 Total Investment Return at Market Value .....................  29.78%         58.95%           25.35%      (16.44%)      (10.58%)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ....................$701,675     $1,061,398         $978,644     $954,846      $804,266
 Ratio of Expenses to Average Net Assets .....................   1.50%          1.45%            1.47%        1.48%         1.47%
 Ratio of Net Investment Income to Average Net Assets ........   1.96%          1.42%            1.07%        1.29%         2.18%
 Portfolio Turnover Rate .....................................     13%             9%               6%           5%           13%

(1) All per share amounts and net asset values have been restated to reflect the four-for-one stock split effective December 2, 1997.
(2) Based on the average of the shares outstanding at the end of each month.


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: the net investment income, gains
(losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       8

=============================FINANCIAL STATEMENTS===============================

             John Hancock Funds - Bank and Thrift Opportunity Fund


Schedule of Investments
October 31, 2000
--------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the
Bank and Thrift Opportunity Fund on October 31, 2000. It's divided into four main categories: common stocks and warrants, preferred stocks, bonds and short-term investments. Common and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash"
position, are listed last.

                                                                      MARKET
ISSUER, DESCRIPTION, STATE                        NUMBER OF SHARES    VALUE
--------------------------                        ----------------    ------

COMMON STOCKS AND WARRANTS
Banks - Foreign (1.12%)
 Popular, Inc. (Puerto Rico) ....................      323,500       $8,997,344
                                                                     ----------
Superregional Banks (19.44%)
 Bank of America Corp. (NC) .....................      414,510       19,922,387
 Bank One Corp. (OH) ............................      355,380       12,971,370
 First Union Corp. (NC) .........................      509,625       15,448,008
 FleetBoston Financial Corp. (MA) ...............      368,912       14,018,656
 PNC Bank Corp. (PA) ............................      365,500       24,442,812
 SunTrust Banks, Inc. (GA) ......................      430,652       21,021,201
 U.S. Bancorp. (MN) .............................      928,484       22,457,707
 Wells Fargo & Co. (CA) .........................      563,361       26,090,656
                                                                    -----------
                                                                    156,372,797
                                                                    -----------
Regional Banks (60.25%)
 ABC Bancorp. (GA) ..............................       76,900          720,938
 Alabama National Bancorp. (AL) .................      177,500        3,450,156
 AmSouth Bancorp. (AL) ..........................      915,879       12,765,064
 Associated Banc-Corp. (WI) .....................       77,366        1,861,619
 BancFirst Corp. (OK) ...........................       56,641        2,053,236
 BancorpSouth, Inc. (MS) ........................      131,250        1,714,453
 BancWest Corp. (HI) ............................      316,400        6,466,425
 Bank of the Ozarks, Inc. (AR) ..................       95,250        1,107,281
 Banknorth Group, Inc. (ME) .....................      577,539       10,467,894
 BB&T Corp. (NC) ................................      892,864       28,460,040
 Beverly National Corp. (MA) ....................       50,000          737,500
 BT Financial Corp. (PA) ........................       55,645        1,088,555
 Camden National Corp. (ME) .....................      150,000        2,118,750
 Cascade Bancorp. (OR) ..........................       77,250          994,594
 CCBT Financial Cos., Inc. (MA) .................      187,700        3,366,869
 Centura Banks, Inc. (NC) .......................       99,000        3,805,312
 Chittenden Corp. (VT) ..........................      200,157        5,316,670

                                                                      MARKET
ISSUER, DESCRIPTION, STATE                        NUMBER OF SHARES    VALUE
--------------------------                        ----------------    ------

Regional Banks (continued)
 City National Corp. (CA) .......................      112,477       $3,866,397
 Colonial BancGroup, Inc. (AL) ..................    1,464,200       12,903,263
 Columbia Bancorp. (MD) .........................      110,000        1,251,250
 Columbia Bancorp. (OR) .........................       81,500          489,000
 Comerica, Inc. (MI) ............................      344,900       20,801,781
 Commercial Bankshares, Inc. (FL) ...............       45,770          789,533
 Commonwealth Bankshares, Inc. (VA) .............       52,534          328,338
 Community Banks, Inc. (PA) .....................       72,026        1,593,575
 Community Bankshares, Inc. (VA) ................       38,662          715,247
 Community First Bankshares, Inc. (ND) ..........      286,000        4,433,000
 Compass Bancshares, Inc. (AL) ..................      703,857       12,801,399
 Desert Community Bank (CA) .....................       62,500        1,523,438
 DNB Financial Corp. (PA) .......................       58,696          909,788
 East-West Bancorp, Inc. (CA) ...................      840,000       15,855,000
 F & M National Corp. (VA) ......................       32,437          839,307
 Fifth Third Bancorp. (OH) ......................      229,854       11,808,749
 Financial Institutions, Inc.  (NY) .............       84,750        1,207,688
 First Charter Corp. (NC) .......................       81,500        1,258,156
 First Financial Corp. (RI) .....................      109,000        1,239,875
 First State Bancorp. (NM) ......................      130,437        1,500,026
 First Tennessee National Corp. (TN) ............      273,400        6,288,200
 Firstar Corp. (WI) .............................      965,972       19,017,574
 FirstMerit Corp. (OH) ..........................      154,100        3,515,406
 F.N.B.  Corp. (PA) .............................       59,648        1,282,432
 FNB Bankshares (ME) ............................       20,780          529,890
 FNB Financial Service Corp. (NC) ...............       78,000          809,250
 FVNB Corp. (TX) ................................       57,500        2,034,063
 Harleysville National Corp. (PA) ...............       59,511        1,829,963
 IBERIABANK Corp. (LA) ..........................       97,000        1,933,938
 Imperial Bancorp.* (CA) ........................      241,217        5,864,588
 Independence Community Bank Corp.
  (NY) ..........................................      200,466        2,944,344
 Independent Bank Corp. (MI) ....................      232,837        4,111,028
 Local Financial Corp. (OK) (R) .................      310,000        3,293,750
 M&T Bank Corp. (NY) ............................      232,407       11,666,831
 Main Street Bancorp., Inc. (PA) ................       84,307          600,687
 Marathon Financial Corp. (VA) ..................       16,000           80,000
 Merrill Merchants Bankshares, Inc. (ME) ........       65,000          650,000
 Midwest Banc Holdings, Inc. (IL) ...............       34,000          501,500
 Mississippi Valley Bancshares, Inc. (MO) .......      125,100        3,291,694
 National City Corp. (OH) .......................      885,224       18,921,663


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       9

=============================FINANCIAL STATEMENTS===============================

             John Hancock Funds - Bank and Thrift Opportunity Fund

                                                                      MARKET
ISSUER, DESCRIPTION, STATE                        NUMBER OF SHARES    VALUE
--------------------------                        ----------------    ------

Regional Banks (continued)
 National Commerce Bancorp. (TN) ................    1,334,392      $28,355,830
 North Fork Bancorp., Inc. (NY) .................      342,800        6,920,275
 North Valley Bancorp. (CA) .....................       41,400          476,100
 Northrim Bank (AK) .............................       66,990          569,415
 Old Kent Financial Corp. (MI) ..................      396,905       10,989,307
 Pacific Capital Bancorp. (CA) ..................      210,125        5,620,844
 Pacific Century Financial Corp. (HI) ...........      310,000        3,933,125
 Provident Bankshares Corp. (MD) ................      333,151        6,309,047
 Regions Financial Corp. (AL) ...................      139,412        3,284,895
 Riggs National Corp. (DC) ......................       38,000          427,500
 Salem Community Bankshares, Inc. (VA) ..........       64,990          942,355
 S&T Bancorp., Inc. (PA) ........................      174,700        3,297,463
 Shore Financial Corp. (VA) .....................       27,500          178,750
 Silicon Valley Bancshares* (CA) ................      235,000       10,868,750
 Sky Financial Group, Inc. (OH) .................      233,687        3,885,046
 SouthTrust Corp. (AL) ..........................      673,425       21,802,134
 Southwest Bancorp. of Texas, Inc.* (TX) ........      295,230       10,775,895
 Summit Bancorp. (NJ) ...........................      693,305       25,998,938
 Summit Bancshares, Inc. (TX) ...................      248,900        4,417,975
 TCF Financial Corp. (MN) .......................       89,008        3,599,261
 Tehama Bancorp. (CA) ...........................       63,307        1,099,959
 Texas Regional Bancshares, Inc. (Class A)
  (TX) ..........................................       59,600        1,780,550
 TriCo Bancshares (CA) ..........................       36,500          565,750
 UCBH Holdings, Inc. (CA) .......................      100,000        3,625,000
 Union Planters Corp. (TN) ......................      378,927       12,812,469
 United Security Bancorp.* (WA) .................      252,730        2,811,621
 Univest Corp. (PA) .............................      119,450        2,583,106
 Vail Banks, Inc. (CO) ..........................       69,400          670,144
 Valley National Bancorp. (NJ) ..................      219,100        6,066,331
 VRB Bancorp. (OR) ..............................      122,804          725,311
 West Coast Bancorp. (OR) .......................      107,583        1,028,762
 Whitney Holding Corp. (LA) .....................      151,000        5,577,563
 Wilmington Trust Corp. (DE) ....................      135,000        7,104,375
 Yardville National Bancorp. (NJ) ...............      162,400        1,887,900
 Zions Bancorp. (UT) ............................      205,075       11,778,995
                                                                     ----------
                                                                    484,547,708
                                                                    -----------

Thrifts (9.53%)
 Astoria Financial Corp. (NY) ...................      160,955        6,035,813
 Bank West Financial Corp. (MI) .................      103,000          656,625
 BostonFed Bancorp., Inc. (MA) ..................      106,000        1,934,500
 Commercial Federal Corp. (NE) ..................      128,842        2,254,735
 Dime  Bancorp.,  Inc. (NY) .....................       17,500          427,656
 Dime Community Bancshares., Inc. (NY) ..........       87,754        1,947,042
 First Keystone Financial, Inc. (PA) ............       66,000          672,375

                                                                      MARKET
ISSUER, DESCRIPTION, STATE                        NUMBER OF SHARES    VALUE
--------------------------                        ----------------    ------

Thrifts (continued)
 GA Financial, Inc. (PA) ........................       65,500         $917,000
 Golden State Bancorp., Inc.* (CA) ..............      255,000        6,661,875
 GreenPoint Financial Corp. (NY) ................      514,000       15,291,500
 Guaranty Financial Corp. (VA) ..................       42,500          276,250
 Hingham Institute for Savings (MA) .............       90,000        1,316,250
 Lawrence Savings Bank (MA) .....................       70,000          603,750
 New Hampshire Thrift Bancshares, Inc.
  (NH) ..........................................       28,000          364,000
 Pamrapo Bancorp., Inc. (NJ) ....................       86,000        1,752,250
 PennFed Financial Services, Inc. (NJ) ..........      611,000        8,974,062
 People's Bancshares, Inc. (MA) .................       42,000          598,500
 Pittsburgh Financial Corp. (PA) ................       79,000          666,563
 Quaker City Bancorp., Inc.* (CA) ...............       92,187        1,745,791
 Southern Missouri Bancorp., Inc. (MO) ..........       16,000          200,000
 Sturgis Federal Savings Bank (MI) ..............      106,000          549,875
 Superior Financial Corp.* (AR) .................      196,250        2,158,750
 Warren Bancorp., Inc. (MA) .....................      162,500        1,198,438
 Washington Mutual, Inc. (WA) ...................      291,875       12,842,500
 Webster Financial Corp. (CT) ...................      180,110        4,390,181
 WesterFed Financial Corp. (MT) .................      101,162        2,244,532
                                                                     ----------
                                                                     76,680,813
                                                                     ----------
Other (0.37%)
 Capital One Financial Corp. (VA) ...............       47,500        2,998,438
                                                                     ----------
WARRANTS (0.04%)
 Golden State Bancorp., Inc.* (CA) ..............      225,000          295,313
                                                                     ----------
                              TOTAL COMMON STOCKS
                                     AND WARRANTS
                               (Cost $382,634,150)     (90.75%)     729,892,413
                                                      --------      -----------

PREFERRED STOCKS
Banks & Thrifts (1.00%)
 Astoria Financial Corp., Ser B, 12.00%
  (NY) ..........................................       40,000          900,000
 Chevy Chase Savings, 13.00% (MD) ...............       55,000        1,402,500
 First Preferred Capital I, 9.25% (MO) ..........       50,000        1,209,375
 First Republic Preferred Capital Corp.,
  10.50% (CA) (r) ...............................        2,000        1,660,000
 IFC Capital Trust I, 9.25% (IN) ................       40,000          970,000
 MVBI Capital Trust, 8.50%** (MO) ...............       40,000          900,000
 Sterling Bancshares Capital Trust I,
  9.28% (TX) ....................................       20,000          472,500
 VBC Capital I, 9.50% (CO) ......................       20,000          491,250
                                                                     ----------
                                                                      8,005,625
                                                                     ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       10

=============================FINANCIAL STATEMENTS===============================

             John Hancock Funds - Bank and Thrift Opportunity Fund


                                                                      MARKET
ISSUER, DESCRIPTION, STATE                        NUMBER OF SHARES    VALUE
--------------------------                        ----------------    ------

Other (0.00%)
 Anthracite Capital, Inc., Ser B, 10.00%
  (NY) (r) ......................................          500           $8,500
                                                                     ----------
                           TOTAL PREFERRED STOCKS
                                (Cost $8,691,000)      ( 1.00%)       8,014,125
                                                      --------       ----------


                                        INTEREST       PAR VALUE
ISSUER, DESCRIPTION                       RATE       (000s OMITTED)
-------------------                     --------     --------------

BONDS
 BFC Capital Trust I,
  Capital Securities,
  Ser A, 01-15-27 ....................    9.650%           250          226,250
 Coastal Bancorp., Inc.,
  Sr Note 06-30-02 ...................    10.000         3,000        2,955,000
 CSBI Capital Trust I,
  Sub Cap Income,
  Ser A, 06-06-27 ....................    11.750           770          770,000
 Fidelity Federal Bancorp.,
  Sub Note 06-01-05 ..................    10.000         1,000          900,000
 Investors Capital Trust I,
  Capital Securities,
  Ser B, 02-01-27 (R) ................     9.770         5,185        4,718,350
 ML Capital  Trust I,
  Capital Securities
  03-01-27 ...........................     9.875         1,000          705,000
 Ocwen Federal Bank,
  Sub Deb 06-15-05 ...................    12.000         1,000          905,000
                                                                     ----------
                                     TOTAL BONDS
                              (Cost $12,118,420)        (1.39%)      11,179,600
                                                        ------       ----------

SHORT-TERM INVESTMENTS
Certificates of Deposit (0.01%)
 Deposits in Mutual Banks ............                                   67,312
                                                                     ----------
Joint Repurchase Agreement (6.46%)
 Investment in a joint repurchase
  agreement transaction with
  UBS Warburg, Inc. - Dated
  10-31-00, due 11-01-00
  (Secured by U.S. Treasury
  Bonds, 9.125% and 6.000%,
  due 05-15-18 and 02-15-26)
  - Note A............................     6.560        51,958       51,958,000
                                                                     ----------

                                                      PAR VALUE        MARKET
ISSUER, DESCRIPTION, STATE                          (000s OMITTED)     VALUE
--------------------------                          --------------     ------

Cash Equivalents (4.21%)
 Navigator Securities Lending
  Prime Portfolio***  ................                 $33,839      $33,839,210
                                                                     ----------
                    TOTAL SHORT-TERM INVESTMENTS       (10.68%)      85,864,522
                                                     ---------      -----------
                               TOTAL INVESTMENTS      (103.82%)     834,950,660
                                                     ---------      -----------
               OTHER ASSETS AND LIABILITIES, NET        (3.82%)     (30,684,604)
                                                     ---------     ------------
                                TOTAL NET ASSETS      (100.00%)    $804,266,056
                                                     =========     ============

  * Non-income producing security.

 ** Floating rate effective October 31, 2000.

*** Represents investment of security lending collateral - Note A.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $8,012,000.

(r) The securities listed below are direct placement securities and are restricted as to resale. The Fund has limited rights to registration under the
    Securities Act of 1933 with respect to restricted securities (not including Rule
    144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer.
    Additional information on these restricted securities is as follows:

                                                               MARKET          MARKET
                                                             VALUE AS A        VALUE
                                                             PERCENTAGE        AS OF
                           ACQUISITION       ACQUISITION     OF FUND'S       OCTOBER 31,
                               DATE             COST         NET ASSETS         2000
                           ----------        -----------     -----------     -----------

Anthracite
 Capital, Inc., Ser B
 (Preferred Stock) .......   05-15-00           $8,500           0.00%          $8,500
First Republic
 Preferred
 Capital Corp.
 (Preferred Stock) .......   05-25-99        2,000,000            0.21       1,660,000
                                                                ------      ----------
                                                 TOTAL           0.21%      $1,668,500
                                                                ======     ===========

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       11

=======================SEE NOTES TO FINANCIAL STATEMENTS========================

             John Hancock Funds - Bank and Thrift Opportunity Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Bank and Thrift Opportunity Fund (the "Fund") is a closed-end diversified management investment company, shares of which were initially offered to the public on August 23, 1994 and are publicly traded on the New York
Stock Exchange. Its investment objective is long-term capital appreciation.

         Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group,
Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2000, the Fund loaned securities having a market value of $32,931,737 collateralized by cash in the amount of $33,839,210. The cash collateral was invested in a short-term instrument.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

         The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations.

USE OF ESTIMATES The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to 1.15% of the Fund's average weekly net asset value.

         The Fund has an administrative agreement with the Adviser pursuant to which the Adviser provides certain administrative services on behalf of the Fund. In return, the Fund pays a monthly administration fee at an annual rate of 0.25% of the Fund's average weekly net asset value.

         Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund.
The compensation of unaffiliated Trustees is borne by the

                                       12

=======================SEE NOTES TO FINANCIAL STATEMENTS========================

             John Hancock Funds - Bank and Thrift Opportunity Fund


Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred
Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 2000, aggregated $94,098,093 and $138,083,677, respectively.
There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 2000.

         The cost of investments owned at October 31, 2000 (including short-term investments) for federal income tax purposes was $489,956,074. Gross unrealized appreciation and depreciation of investments aggregated $351,604,043 and $6,609,457 respectively, resulting in net unrealized appreciation of $344,994,586.

NOTE D -
CAPITAL

During the year ended October 31, 1999, 3,959,000 shares of the Fund's stock were repurchased from stockholders at an average discount of 18% from net asset value. These shares were retired and restored to the status of authorized but unissued shares.


                                       13

=======================SEE NOTES TO FINANCIAL STATEMENTS========================

             John Hancock Funds - Bank and Thrift Opportunity Fund


Note E -
TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended October
31, 2000 is set forth below.

                                                  ACQUISITIONS       DISPOSITIONS
                                 BEGINNING   --------------------------------------     ENDING
                                   SHARE     SHARE              SHARE                   SHARE     REALIZED     DIVIDEND    ENDING
AFFILIATE                          AMOUNT    AMOUNT    COST     AMOUNT         COST     AMOUNT   GAIN (LOSS)    INCOME     VALUE
---------------------------------------------------------------------------------------------------------------------------------

Desert Community Bank (CA)         57,500    5,000    $120,438    -             -       62,500        -        $11,160  $1,523,438
First Financial Corp. (RI)        109,000      -         -        -             -      109,000        -         52,320   1,239,875
Mahaska Investment Co. (IA)       224,171      -         -      224,171    $1,957,436      -      ($250,431)    67,251       -
MVBI Capital Trust (MO)            40,000      -         -        -             -       40,000        -         76,950     900,000
Northwest Equity Corp. (WI)        61,000      -         -       61,000       473,688      -      1,007,393     10,370       -
PennFed Financial Services,
 Inc. (NJ)                        611,000      -         -        -             -      611,000        -         97,760   8,974,062
Pittsburgh Financial Corp. (PA)(1) 90,000      -         -       11,000       124,813   79,000(2)       652     29,430       -
Wells Financial Corp. (MN)        122,000      -         -      122,000     1,119,500      -        334,920     36,600       -
                                                    -----------           -----------             ---------    -------  ----------
                                                       $120,438            $3,675,437            $1,092,534   $381,841 $12,637,375
                                                    ===========           ===========            ==========   ======== ===========

(1) Name changed from Pittsburgh Home Financial Corp. effective April 3, 2000.
(2) As of October 31, 2000, no longer an affiliated issuer.

NOTE F -
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 2000, the Fund has reclassified amounts to reflect an increase in net realized gain on investments of $5,730, an increase in accumulated net investment income of $2,544 and a decrease in capital paid-in of $8,274. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of October 31, 2000. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to accounting for book/tax differences for deferred compensation. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.

================================================================================

             John Hancock Funds - Bank and Thrift Opportunity Fund


INDEPENDENT AUDITORS' REPORT
The Board of Trustees and Shareholders
John Hancock Bank and Thrift Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Bank and Thrift Opportunity Fund (the "Fund") as of October 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 2000 and 1999, and the financial highlights for each of the years in the five-year period ended October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at October 31, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 8, 2000

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund for its fiscal year ended October 31, 2000.

         The Fund designated distributions to shareholders of $46,052,016 as capital gain dividends.

         With respect to distributions paid by the Fund for the fiscal year ended October 31, 2000, 100% of the distributions qualify for the dividends-received deduction available for corporations.

         Shareholders will be mailed a 2000 U.S. Treasury Department Form 1099-DIV in January 2000. This will reflect the tax character of all distributions for calendar year 2000.

================================================================================

             John Hancock Funds - Bank and Thrift Opportunity Fund


INVESTMENT OBJECTIVE AND POLICY

John Hancock Bank and Thrift Opportunity Fund is a closed-end diversified management investment company, shares of which were initially offered to the public on August 23, 1994 and are publicly traded on the New York Stock Exchange. Its investment objective is long-term capital appreciation.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan, (the "Plan"), which offers the opportunity to earn compound yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as agent for holders of Common Shares pursuant to the Plan (the "Plan Agent") unless an election is made to receive cash. Each registered shareholder will receive from the Plan Agent an authorization card to be signed and returned if the shareholder elects to receive distributions from net investment income in cash or elects not to receive capital gains distributions in the form of a shares dividend. The Plan Agent will effect purchases of Common Shares under the Plan in the open market. The Fund will not issue any new shares in connection with the Plan. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as divided disbursing agent. Shareholders whose shares are held in the name of a broker or nominee or shareholders transferring such an account to a new broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

         The Plan Agent serves as agent for the holders of Common Shares in administering the Plan. After the Fund declares a dividend or makes a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The price of the shares will be the average market price at which such shares were purchased by the Plan Agent.

         Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, either a cash payment will be made to the participant for the full value of the Common Shares credited to the account upon instruction by the participant or certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account.

         The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

         In the case of shareholders, such as banks, brokers, or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan. Shares may be purchased through broker-dealers.

         The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

         Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional Common Shares, and the automatic reinvestment of dividends and capital gain distributions will

================================================================================

             John Hancock Funds - Bank and Thrift Opportunity Fund


not relieve participants of any U.S. income tax that may be payable or required to be withheld on such dividends or distributions.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Bank and Thrift Opportunity Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

         State Street Bank and Trust Company
         P.O. Box 8200
         Boston, Massachusetts 02266-8200
         Telephone:  1-800-426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETING

On March 16, 2000, the Annual Meeting of the John Hancock Bank and Thrift Opportunity Fund (the "Fund") was held to elect four Trustees and to ratify the action of the Trustees in selecting independent auditors for the Fund.

         The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                              FOR                  WITHHELD AUTHORITY
                              ---                  ------------------

Maureen R. Ford            78,759,636                  1,328,924
Ronald R. Dion             78,763,873                  1,324,688
Charles L. Ladner          78,767,371                  1,321,190
Richard S. Scipione        78,772,650                  1,315,910

         The shareholders also ratified the Trustees' selection of Deloitte and Touche LLP as the Fund's independent auditors for the fiscal year ending October 31, 2000, with the votes tabulated as follows: 79,129,256 FOR, 586,637 AGAINST and 372,668 ABSTAINING.

=====================================NOTES======================================

             John Hancock Funds - Bank and Thrift Opportunity Fund

=====================================NOTES======================================

             John Hancock Funds - Bank and Thrift Opportunity Fund

================================================================================

                                                              ------------------
[LOGO] John Hancock                                               Bulk Rate
                                                                U.S. Postage
John Hancock Funds                                                  PAID
101 Huntington Avenue                                         S. Hackensack, NJ
Boston, MA 02199-7603                                          Permit No. 750
                                                              ------------------











Printed on Recycled Paper                                           P900A 10/00
                                                                          12/00